Exhibit 10.1
EXECUTION VERSION
AMENDMENT, RESTATEMENT AND JOINDER AGREEMENT
     AMENDMENT, RESTATEMENT AND JOINDER AGREEMENT dated as of August 18, 2011 (this “Agreement”), in respect of the Credit Agreement dated as of July 2, 2008 (as amended prior to the date hereof, the “Existing Credit Agreement”), among LENDER PROCESSING SERVICES, INC., a Delaware corporation (the “Borrower”), the lenders party thereto (the “Existing Lenders”) and JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer.
     WHEREAS, the parties hereto desire to amend and restate the Existing Credit Agreement in its entirety to read as set forth in Annex A attached hereto (the Existing Credit Agreement, as so amended and restated, being referred to as the “Amended and Restated Credit Agreement”); and
     WHEREAS, (a) each of the financial institutions listed on Schedule 1(A) hereto (each, a “Restatement Revolving Lender”) wishes to become a Revolving Credit Lender under the Amended and Restated Credit Agreement, (b) each of the financial institutions listed on Schedule 1(B) hereto (each a “Restatement Term A Lender”) wishes to become a Term A Lender under the Amended and Restated Credit Agreement and (c) each of the financial institutions listed on Schedule 1(C) hereto (each a “Restatement Term B Lender”) wishes to become a Term B Lender under the Amended and Restated Credit Agreement;
     NOW, THEREFORE, the parties hereto agree as follows:
     SECTION 1. Defined Terms; References. (a) Unless otherwise specifically defined herein, each term used herein which is defined in the Amended and Restated Credit Agreement has the meaning assigned to such term in the Amended and Restated Credit Agreement.
     (B) As used in this Agreement, the following terms have the meanings specified below:
          “Borrower’s Revolving Credit Payment” shall have the meaning assigned to such term in Section 5(d)(i)(A).
          “Borrower’s Term A Payment” shall have the meaning assigned to such term in Section 3(c)(ii)(A).
          “Borrower’s Term B Payment” shall have the meaning assigned to such term in Section 4(c)(ii)(A).
          “Departing Revolving Lender” shall mean an Existing Revolving Lender that is not a Restatement Revolving Lender.
          “Departing Term A Lender” shall mean an Existing Term A Lender that is not a Restatement Term A Lender.
          “Departing Term B Lender” shall mean an Existing Term B Lender that is not allocated any Term B Commitment prior to the Restatement Effective Date in connection with the initial syndication of the Term B Commitments.

     “Existing Revolving Credit Loans” shall mean the Revolving Credit Loans under, and as defined in, the Existing Credit Agreement.
     “Existing Revolving Lender” shall mean an Existing Lender with a “Revolving Credit Commitment” under the Existing Credit Agreement immediately prior to the Restatement Effective Date.
     “Existing Term A Lender” shall mean an Existing Lender with an Existing Term A Loan under the Existing Credit Agreement immediately prior to the Restatement Effective Date.
     “Existing Term A Loans” shall mean the Term A Loans under, and as defined in, the Existing Credit Agreement.
     “Existing Term B Lender” shall mean an Existing Lender with a “Term B Loan” under the Existing Credit Agreement immediately prior to the Restatement Effective Date.
     “Existing Term B Loans” shall mean the Term B Loans under, and as defined in, the Existing Credit Agreement.
     “Original Revolving Credit Loan Prepayment Amount” shall mean for each Existing Revolving Lender, the sum of (i) the aggregate principal amount of the Existing Revolving Credit Loans owing to such Existing Revolving Lender immediately prior to the Restatement Effective Date, (ii) all accrued and unpaid interest on such Existing Revolving Credit Loans and (iii) any other amounts owing to such Existing Revolving Credit Lender under the “Loan Documents” under the Existing Credit Agreement as of the Restatement Effective Date, including amounts owing pursuant to Sections 2.03(i), 2.09 and 3.04 of the Existing Credit Agreement.
     “Original Term A Loan Prepayment Amount” shall mean, for each Existing Term A Lender, the sum of (i) the aggregate principal amount of the Existing Term A Loans owing to such Existing Term A Lender immediately prior to the Restatement Effective Date, (ii) all accrued and unpaid interest on such Existing Term A Loans and (iii) any other amounts owing to such Existing Term A Lender under the “Loan Documents” under the Existing Credit Agreement as of the Restatement Effective Date, including any amounts owing pursuant to Section 3.04 of the Existing Credit Agreement.
     “Original Term B Loan Prepayment Amount” shall mean, for each Existing Term B Lender, the sum of (i) the aggregate principal amount of the Existing Term B Loans owing to such Existing Term B Lender immediately prior to the Restatement Effective Date, (ii) all accrued and unpaid interest on such Existing Term B Loans and (iii) any other amounts owing to such Existing Term B Lender under the “Loan Documents” under the Existing Credit Agreement as of the Restatement Effective Date, including any amounts owing pursuant to Section 3.04 of the Existing Credit Agreement.
     “Original Term B Rollover Amount” shall have the meaning assigned to such term in the definition of “Rolling Term B Lender”.
     “Restatement Effective Date” shall have the meaning assigned to such term in Section 6.
     “Rolling Term B Lender” shall mean any Existing Term B Lender who elects to exchange on the Restatement Effective Date all of the principal amount of the Existing Term B Loans owing to such Existing Term B Lender immediately prior to the Restatement Effective Date (the amount so exchanged referred to as the “Original Term B Rollover Amount” of such Existing Term B Lender) for the right to receive (by assignment from JPMCB after the Restatement Effective Date in the initial syndication of the

Term B Loans) an equal principal amount of the Term B Loans, which election shall be made pursuant to the Term B Lender Addendum to this Agreement.
     “Rolling Term B Lender Prepayment Amount” shall mean, for any Rolling Term B Lender, the excess of such Rolling Term B Lender’s Original Term B Loan Prepayment Amount over such Rolling Term B Lender’s Original Term B Rollover Amount.
     “Term B Lender Addendum” shall mean the Term B Lender Addendum to this Agreement pursuant to which (i) the Existing Term B Lenders may consent to this Agreement, (ii) the Existing Term B Lenders may elect to become Rolling Term B Lenders and (iii) Eligible Assignees (including any Existing Term B Lenders) may specify their maximum Term B Commitments.
     SECTION 2. Amendment and Restatement; Borrowings on the Restatement Effective Date. (a) Each of the parties hereto irrevocably agrees that on the Restatement Effective Date, the Existing Credit Agreement (including the Exhibits and Schedules thereto) shall be amended and restated to read as set forth in Annex A attached hereto.
     (B) Each Term A Loan made under Section 3 shall be a Term A Loan made pursuant to Section 2.01(a) of the Amended and Restated Credit Agreement.
     (C) Each Term B Loan made under Section 4 shall be a Term B Loan made pursuant to Section 2.01(b) of the Amended and Restated Credit Agreement.
     (D) Each Revolving Credit Loan made under Section 5 (if any) shall be a Revolving Credit Loan made pursuant to Section 2.01(c) of the Amendment and Restatement Credit Agreement.
     (E) Each “Letter of Credit” outstanding under the Existing Credit Agreement immediately prior to the Restatement Effective Date shall be deemed to be a Letter of Credit issued pursuant to Section 2.03 of the Amended and Restated Credit Agreement.
     SECTION 3. Restatement Effective Date Transactions — Term A Loans.
     (A) With effect from and including the Restatement Effective Date, (i) each Restatement Term A Lender shall become a Term A Lender under the Amended and Restated Credit Agreement and (ii) the Term A Commitment of each Restatement Term A Lender shall be as set forth in Schedule 2.01 to the Amended and Restated Credit Agreement.
     (B) On the Restatement Effective Date, each Departing Term A Lender shall cease to be a “Term A Lender” under the Existing Credit Agreement, and the Original Term A Loan Prepayment Amount for the account of such Departing Term A Lender shall be due and payable on such date; provided that the provisions of Sections 3.01, 3.04, 3.07, 10.04 and 10.05 of the Existing Credit Agreement shall continue to inure to the benefit of each Departing Term A Lender after the Restatement Effective Date.
     (C) On the Restatement Effective Date:
     (i) Each Restatement Term A Lender shall make a Term A Loan pursuant to Section 2.01(a) of the Amended and Restated Credit Agreement by delivering to the Administrative Agent an amount equal to its Term A Commitment; and

     (ii) the Borrower shall repay the Existing Term A Loans under the Existing Credit Agreement (and the Existing Term A Lenders hereby waive any notice requirement with respect to such repayment) by:
     (A) delivering to the Administrative Agent an amount equal to the sum of the Original Term A Loan Prepayment Amount for each Existing Term A Lender (the “Borrower’s Term A Payment”); and/or
     (B) directing the Administrative Agent to apply the net proceeds of the Term A Loans to repay the Existing Term A Loans; and
     (iii) the Administrative Agent shall apply the net proceeds of the Term A Loans and the Borrower’s Term A Payment to pay to each Existing Term A Lender an amount equal to such Existing Term A Lender’s Original Term A Loan Prepayment Amount.
     SECTION 4. Restatement Effective Date Transactions — Term B Loans.
     (A) With effect from and including the Restatement Effective Date, (i) each Restatement Term B Lender shall become a Term B Lender under the Amended and Restated Credit Agreement and (ii) the Term B Commitment of each Restatement Term B Lender shall be as set forth in Schedule 2.01 to the Amended and Restated Credit Agreement.
     (B) On the Restatement Effective Date, each Departing Term B Lender shall cease to be a “Term B Lender” under the Existing Credit Agreement, and the Original Term B Loan Prepayment Amount for the account of such Departing Term B Lender shall be due and payable on such date; provided that the provisions of Sections 3.01, 3.04, 3.07, 10.04 and 10.05 of the Existing Credit Agreement shall continue to inure to the benefit of each Departing Term B Lender after the Restatement Effective Date.
     (C) On the Restatement Effective Date:
     (i) Each Restatement Term B Lender shall make a Term B Loan pursuant to Section 2.01(b) of the Amended and Restated Credit Agreement by delivering to the Administrative Agent an amount equal to its Term B Commitment (net of the aggregate Original Term B Rollover Amount);
     (ii) the Borrower shall repay the Existing Term B Loans under the Existing Credit Agreement (and the Existing Term B Lenders hereby waive any notice requirement with respect to such repayment) by:
     (A) delivering to the Administrative Agent an amount equal to the excess of (1) the sum of the Original Term B Loan Prepayment Amount for each Existing Term B Lender over (2) the aggregate Original Term B Rollover Amount (such excess, the “Borrower’s Term B Payment”); and/or
     (B) directing the Administrative Agent to apply the net proceeds of the Term B Loans to repay the Existing Term B Loans; and
     (iii) the Administrative Agent shall apply the net proceeds of the Term B Loans and the Borrower’s Term B Payment (if any) to:

     (A) pay to each Existing Term B Lender (other than any Rolling Term B Lender) an amount equal to such Existing Term B Lender’s Original Term B Loan Prepayment Amount; and
     (B) pay to each Rolling Term B Lender an amount equal to such Rolling Term B Lender’s Rolling Term B Lender Prepayment Amount.
     SECTION 5. Restatement Effective Date Transactions — Revolving Credit Facility.
     (A) With effect from and including the Restatement Effective Date, (i) each Restatement Revolving Lender shall become a Revolving Credit Lender under the Amended and Restated Credit Agreement and (ii) the Revolving Credit Commitment of each Restatement Revolving Lender shall be as set forth in Schedule 2.01 to the Amended and Restated Credit Agreement.
     (B) The participations of the Restatement Revolving Lenders in any Letters of Credit outstanding immediately prior to the Restatement Effective Date shall be redetermined on the basis of their respective Revolving Credit Commitments.
     (C) Each Departing Revolving Lender shall cease to be a “Revolving Credit Lender” under the Existing Credit Agreement, shall cease to have any “Revolving Credit Commitment” thereunder or any participation in outstanding Letters of Credit, and the Original Revolving Loan Prepayment Amount for the account of such Departing Revolving Lender shall be due and payable on such date; provided that the provisions of Sections 3.01, 3.04, 3.07, 10.04 and 10.05 of the Existing Credit Agreement shall continue to inure to the benefit of such Departing Revolving Lender after the Restatement Effective Date.
     (D) On the Restatement Effective Date:
     (i) the Borrower shall repay the Existing Revolving Credit Loans under the Existing Credit Agreement (and the Existing Revolving Lenders hereby waive any notice requirement with respect to such repayment) by:
     (A) delivering to the Administrative Agent an amount equal to the sum of the Original Revolving Credit Prepayment Amount for each Existing Revolving Lender (the “Borrower’s Revolving Credit Payment”); and/or
     (B) directing the Administrative Agent to apply the net proceeds of the Term Loans to repay the Existing Revolving Credit Loans; and
     (ii) the Administrative Agent shall apply the net proceeds of the Term Loans and the Borrower’s Revolving Credit Payment (if any) to pay to each Existing Revolving Lender an amount equal to such Existing Revolving Lender’s Original Revolving Credit Prepayment Amount.
     SECTION 6. Effectiveness. This Agreement shall become effective on the date (the “Restatement Effective Date”) when:
     (A) each of the conditions specified in Section 4.03 of the Amended and Restated Credit Agreement are satisfied (or waived in accordance with their terms);
     (B) no “Swing Line Loans” (as defined in the Existing Credit Agreement) are outstanding;

     (C) the Administrative Agent shall have received, for the account of each Existing Term A Lender, its Original Term A Loan Prepayment Amount;
     (D) the Administrative Agent shall have received, for the account of each Existing Term B Lender (other than a Rolling Term B Lender), its Original Term B Loan Prepayment Amount and, for the account of each Rolling Term B Lender, such Rolling Term B Lender’s Rolling Term B Lender Prepayment Amount (if any); and
     (E) the Administrative Agent shall have received, for the account of each Existing Revolving Lender, its Original Revolving Credit Loan Prepayment Amount.
     SECTION 7. Representations of Borrower. The Borrower hereby represents and warrants that, as of the date hereof and as of the Restatement Effective Date:
     (A) the representations and warranties set forth in Article 5 of the Amended and Restated Credit Agreement and in each other Loan Document shall be true and correct in all material respects on and as of the Restatement Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date; and
     (B) no Default or Event of Default shall have occurred and be continuing.
     SECTION 8. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
     SECTION 9. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.
[SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

LENDER PROCESSING SERVICES, INC.,
By	/s/ Jennifer F. Alvarado
Name: Jennifer F. Alvarado
Title: SVP & Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer
By	/s/ Tina Ruyter
Name: Tina Ruyter
Title: Executive Director

SIGNATURE PAGE TO AMENDMENT, RESTATEMENT AND JOINDER AGREEMENT

SIGNATURE PAGE TO AMENDMENT, RESTATEMENT AND JOINDER AGREEMENT

[LENDERS]

[On file with Administrative Agent]

By:

Name: Title:

Schedule 1(A)
Restatement Revolving Lenders
JPMorgan Chase Bank, N.A.
SunTrust Bank
U.S. Bank National Association
Wells Fargo Bank, N.A.
Bank of America, N.A.
ING Capital LLC
PNC Bank, National Association
BBVA Compass Bank
Regions Bank
Sumitomo Mitsui Banking Corporation
Branch Banking and Trust Company
Fifth Third Bank
Goldman Sachs Bank USA
Union Bank, N.A.
Comerica Bank
RBC Bank (USA)
Chang Hwa Commercial Bank, New York Branch
Israel Discount Bank of New York
Firstrust Bank
Schedule 1(A)-1

Schedule 1(B)
Restatement Term A Lenders
JPMorgan Chase Bank, N.A.
SunTrust Bank
U.S. Bank National Association
Wells Fargo Bank, N.A.
Bank of America, N.A.
ING Capital LLC
PNC Bank, National Association
BBVA Compass Bank
Regions Bank
Sumitomo Mitsui Banking Corporation
Branch Banking and Trust Company
Fifth Third Bank
Goldman Sachs Bank USA
Union Bank, N.A.
Comerica Bank
RBC Bank (USA)
Chang Hwa Commercial Bank, New York Branch
Israel Discount Bank of New York
Firstrust Bank
Schedule 1(B)-1

Schedule 1(C)
Restatement Term B Lenders
JPMorgan Chase Bank, N.A.
Schedule 1(C)-1

Annex A
Amended and Restated Credit Agreement
Intentionally omitted from Exhibit 10.1, and filed as Exhibit 10.2.